                                                                  EXECUTION COPY

                 AMENDMENT NO. 4, WAIVER NO. 7 AND CONSENT NO. 2
                                       TO
                                CREDIT AGREEMENT
                                       AND
                              OTHER LOAN DOCUMENTS

                  THIS AMENDMENT NO. 4, WAIVER NO. 7 AND CONSENT NO. 2 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS ("Agreement") is being executed and delivered as of October 1, 1998 by and among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), the other "Credit Parties" from time to time party to the Credit Agreement referred to below (together with the Borrower, collectively, the "Credit Parties"), the financial institutions from time to time party to such Credit Agreement (collectively, the "Lenders", and each individually, a "Lender"), the financial institutions from time to time party to the Litigation L/C Agreement referred to below (collectively, the "Term Lenders", and each individually, a "Term Lender") and General Electric Capital Corporation, in its individual capacity as a "Lender" and a "Term Lender" and as the "Agent" for the Lenders and the Term Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the other Credit Parties, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

                  WHEREAS, the Borrower, the Term Lenders and the Agent are parties to that certain Litigation L/C and Term Loan C Agreement, dated as of October 24, 1997, as heretofore amended (the "Litigation L/C Agreement"), pursuant to which the Term Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

                  WHEREAS, the Borrower has requested that the Agent and Lenders agree to defer certain scheduled payments of principal with respect to Term Loan A and Term Loan C;

                  WHEREAS, the Borrower has requested that certain cash collateral held in a lockbox and concentration account established at Harris Trust and Savings Bank be included in the Borrowing Base;


                                       1-

                                       2-

                  WHEREAS, on or about August 18, 1998, the Borrower received $235,000 of cash proceeds from the sale of certain assets of Tessco Group, Inc., a Michigan corporation (the "August 1998 Tessco Proceeds"), which, pursuant to the provisions of Section 1.3(b)(ii) of the Credit Agreement, gave rise to Borrower's obligation to prepay the Term Loans prior to the Revolving Credit Advances, in accordance with the application provisions set forth in Section 1.3(c) of the Credit Agreement;

                  WHEREAS, on or before October 23, 1998, the Borrower expects to receive approximately $70,000 of cash proceeds from the sale of certain Equipment no longer useful in its business (the "October 1998 Code-Alarm Proceeds"), which pursuant to the provisions of Section 1.3(b)(ii) of the Credit Agreement, would give rise to Borrower's obligation to prepay the Term Loans prior to the Revolving Credit Advances, in accordance with the application provisions set forth in Section 1.3(c) of the Credit Agreement;

                  WHEREAS, Borrower requested that the Lenders and Agent permit Borrower to apply the August 1998 Tessco Proceeds and the October 1998 Code-Alarm Proceeds to the Revolving Loan Advances notwithstanding the provisions of Section 1.3(b)(ii) and 1.3(c) of the Credit Agreement;

                  WHEREAS, the Borrower desires to enter into a settlement agreement with TSI Security Acquisition Corp. ("TSI") with respect to TSI's complaint entitled TSI Acquisition Security Acquisition Corp. v. Code-Alarm, Inc. originally filed by TSI with the Supreme Court of the State of New York on August 21, 1998 ("TSI Settlement Agreement") pursuant to which, in consideration of the settlement of the claims asserted by TSI in such complaint, the Borrower would agree (a) to pay to TSI $115,000 on the date of the Borrower's execution and delivery of the TSI Settlement Agreement; $66,500 on each of October 1, 2000, April 1, 2001, October 1, 2001, April 1, 2002, October 1, 2002 and April 1, 2003; $42,500 on October 1, 2003; and $43,500 on April 1, 2004 (the "TSI
Settlement Obligations") and (b) to grant to TSI an option to convert the TSI Settlement Obligations into shares of the Borrower's common stock (the "TSI Option");

                  WHEREAS, the incurrence by the Borrower of the TSI Settlement Obligations would violate Section 6.3 of the Credit Agreement unless the Borrower first obtains the prior written consent of the Agent and the Requisite Lenders;

                  WHEREAS, the Borrower has failed to comply with the Minimum Fixed Charge Coverage Ratio covenant set forth in paragraph (b) of Annex G of the Credit Agreement and the Minimum Quarterly EBITDA covenant set forth in paragraph (d) of Annex G of the Credit Agreement, in each case with respect to the period ended June 30, 1998, and the Borrower has failed to comply with the Minimum Net Worth covenant set forth in paragraph (e) of Annex G of the Credit Agreement as of September 11, 1998 and



                                       3-
during the period through the date hereof (hereinafter, collectively, the "Covenant Defaults");

                  WHEREAS, Borrower has requested that the Agent modify the financial covenants set forth in Annex G;

                  WHEREAS, Borrower has failed to complete the Tessco Liquidation on or before June 30, 1998, as required by Section 5.12 of the Credit Agreement (hereinafter, the "Tessco Liquidation Default"); and

                  WHEREAS, the Borrower has requested that the Lenders and the Agent, and subject to the terms and conditions of this Agreement the Lenders and the Agent are willing to, (i) amend the Credit Agreement and the L/C Litigation Agreement to defer certain payments of principal with respect to Term Loan A and Term Loan C, (ii) amend the Credit Agreement to include certain cash collateral in the Borrowing Base, (iii) consent to the application of the August 1998 Tessco Proceeds and October 1998 Code-Alarm Proceeds to the Revolving Loan Advances and to consent to the Borrower's incurrence of the TSI Settlement Obligations, (iv) waive the Covenant Defaults and modify the financial covenants and (v) waive the Tessco Liquidation Default.

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders and the Agent, such parties hereby agree as follows:

                  1. Amendment. (a) Subject to Paragraph 4 of this Agreement, and effective as of the date of this Agreement, the Credit Agreement is hereby amended as follows:

         i. Section 1.1(b) of the Credit Agreement is amended to delete clause (ii) thereof in its entirety and to substitute the following therefor:

                           (ii) Borrower shall pay the principal amount of the
                  Term Loan A in twelve (12) equal, consecutive quarterly installments of $125,000 each, on the first day of January, April, July and October of each year, commencing on January 1, 1998; provided, however, that, notwithstanding the foregoing, for each of the quarters beginning October 1, 1998, January 1, 1999, April 1, 1999 and July 1, 1999, Borrower shall be permitted to defer payment of the quarterly installment for such quarter until the Commitment Termination Date, at which time each such deferred payment of the principal amount of the Term Loan A shall be paid in full.

         ii. Section 1.1(d) of the Credit Agreement is amended to delete clause (v) thereof in its entirety and to substitute the following therefor:


                                       4-

                           (v) Borrower shall pay the principal amount of the
                  Term Loan C in equal, consecutive quarterly installments of $250,000 each, on the first day of January, April, July and October of each year, commencing on the first of such dates occurring after June 19, 1998 (unless the first of such dates is less than forty-five (45) days following the date of such payment by the L/C Issuer, in which case such installments shall commence on the second of such dates occurring after the date of such payment); provided, however, that, notwithstanding the foregoing, for each of the quarters beginning October 1, 1998, January 1, 1999, April 1, 1999 and July 1, 1999, Borrower shall be permitted to defer payment of the quarterly installment for such quarter until the Commitment Termination Date, at which time each such deferred payment of the principal amount of the Term Loan C shall be paid in full.

         iii. Section 5.12 of the Credit Agreement is amended to delete, in its entirety, the last sentence of such section.

         iv. Section 6.14 of the Credit Agreement is amended to add the following language before the period at the end thereof:

                  ; provided further, that notwithstanding any of the foregoing, Borrower shall not be permitted to make any payments in cash of the type described in clause (d) in a quarter if a principal payment for that quarter has been deferred (y) with respect to Term Loan A pursuant to Section 1.1(b) of the Credit Agreement or (z) with respect to Term Loan C pursuant to Section 1.1(d)(v) of the Credit Agreement or Section 1.1(f) of the Litigation L/C Agreement.

         v. Annex A to the Credit Agreement is amended (a) to delete the definition for the term "Fixed Charge Coverage Ratio" in its entirety and (b) to delete the current definitions for the terms set forth below in their entirety and to substitute the following therefor:

                           "Borrowing Base" shall mean, as of any date of
                  determination by Agent, from time to time, an amount equal to the sum at such time of the following, minus the Tessco Liquidation Reserve then in effect:

                                    (a) eighty-five percent (85%) of Borrower's
                           and Tessco's Eligible Accounts, less any Reserves established by Agent at such time;

                                    (b) twenty-five percent (25%) of the book
                           value of Borrower's and Tessco's Eligible Inventory valued on a first-in,


                                       5-
                           first-out basis (at the lower of cost or market), less any Reserves established by Agent at such time;

                                    (c) one hundred percent (100%) of the Harris
                           Cash Collateral, less any Reserves established by Agent at such time; and

                                    (d) the Supplemental Amount.




















                                       6-

                                    "Reserves" shall mean, with respect to the
                  Borrowing Base, (a) reserves established by Agent from time to time against Borrower's and/or Tessco's Eligible Inventory pursuant to Section 5.9, (b) reserves established pursuant to
                  Section 5.4(c), (c) reserves established by Agent from time to time against the Harris Cash Collateral and (d) such other reserves against Borrower's and/or Tessco's Eligible Accounts or Eligible Inventory of Borrower or Tessco which Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, reasonable Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness, Reserves for product warranty liabilities and expenses, and Reserves for physical Inventory test counts, shall be deemed to be a reasonable exercise of Agent's credit judgment.

         vi. Annex A to the Credit Agreement is further amended to add the following definitions in the appropriate alphabetical locations:

                           "Harris Account" shall mean that certain
                  Concentration Account with respect to which the Borrower has entered into a blocked account agreement with the Agent and Harris Trust and Savings Bank, in form and substance acceptable to the Agent.

                           "Harris Cash Collateral" shall mean the cash on
                  deposit in the Harris Account, to the extent that (i) the Agent has verified, if it deems necessary, that the cash is on deposit in the Harris Account (ii) the Agent has verified, if it deems necessary, that the cash balance of the Harris Account equals or exceeds the amount being added to the Borrowing Base pursuant to clause (c) of the definition of such term and (iii) the Borrower and Harris Trust and Savings Bank have fully performed and not otherwise breached, revoked or terminated any of their respective obligations under the blocked account agreement governing the proceeds maintained in the Harris Account. At any time that any of the criteria set forth in (i), (ii) and/or (iii) above is not satisfied in a manner acceptable to the Agent, the Harris Cash Collateral shall, in Agent's discretion, be excluded from the Borrowing Base or be subject to such Reserves as may be established by Agent in its reasonable credit judgment.

                           "Minimum EBITDA Period" shall have the meaning
                  assigned to it in Annex G.

         vii. Annex E to the Credit Agreement is amended to insert the following clauses (n) and (o) after the current clause (m), and to relabel the current clause (n) as clause (p):



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


























                                       8-

                           (n) Additional Compliance Certificates. Borrower
                  shall deliver or cause to be delivered to Agent and Lenders, within thirty (30) days following the last day of each "Minimum EBITDA Period" (as defined in Annex G), a Compliance Certificate showing the calculations used in determining compliance with the Minimum EBITDA covenant as set forth on Annex G.

                           (o) Daily Cash Projections. Borrower shall deliver or
                  cause to be delivered to Agent, on a daily basis by facsimile or e-mail transmission, Borrower's daily cash flow projections with respect to the current calendar month, in the form of
                  Exhibit 1 to this Annex E attached hereto.

         viii.    Annex E to the Credit Agreement is further amended to add
                  Exhibit 1 to such Annex E, attached hereto in the form of Exhibit A.

         ix. Annex F(a) to the Credit Agreement is amended to add the reference "(1)" immediately after the "(a)" and to add the following new subsection (a)(2) immediately before subsection
                  (b) thereof:

                           (2) To Agent, upon its request, and in no event less
                  frequently than Tuesday of each week (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), a Borrowing Base Certificate providing information as of the immediately preceding Sunday, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

         x. Annex G to the Credit Agreement is hereby amended in the manner and to the extent provided in the conformed copy of Annex G attached hereto as Exhibit B.

         xi. Exhibit 1.1(b) is amended in the manner and to the extent provided in the conformed copy of Exhibit 1.1(b) attached hereto as Exhibit C.

         xii. Exhibit 4.1(b) is amended in the manner and to the extent provided in the conformed copy of Exhibit 4.1(b) attached hereto as Exhibit D.

                  (b) Subject to Paragraph 4 of this Agreement, and effective as of the date of this Agreement, the Litigation L/C Agreement is hereby amended as follows:

         i. Section 1.1 of the Litigation L/C Agreement is amended to delete clause (f) thereof in its entirety and to substitute the following therefor:





                                       9-

                           (f) Borrower shall pay the principal amount of the
                  Term Loan C in equal, consecutive quarterly installments of $250,000 each, on the first day of January, April, July and October of each year, commencing on the first of such dates occurring after June 19, 1998 (unless the first of such dates is less than forty-five (45) days following the date of such payment by the L/C Issuer, in which case such installments shall commence on the second of such dates occurring after the date of such payment); provided, however, that, notwithstanding the foregoing, for each of the quarters beginning October 1, 1998, January 1, 1999, April 1, 1999 and July 1, 1999, Borrower shall be permitted to defer payment of the quarterly installment for such quarter until the Commitment Termination Date, at which time each such deferred payment of the principal amount of the Term Loan C shall be paid in full.

         ii. Exhibit A to the Litigation L/C Agreement is amended in the manner and to the extent provided in the conformed copy of Exhibit A attached hereto as Exhibit E.

                  2. Waiver. Subject to Paragraph 4 of this Agreement and effective as of the date of this Agreement, each of the Lenders and the Agent hereby waive (a) the Covenant Defaults, (b) the Tessco Liquidation Default and
(c) the terms of Sections 1.3(b)(ii) and 1.3(c) of the Credit Agreement, solely with respect to the application of the August 1998 Tessco Proceeds and the October 1998 Code-Alarm Proceeds.

                  3. Consent. Subject to Paragraph 4 of this Agreement and effective as of the date of this Agreement, each of the Lenders and the Agent hereby provides its consent (a) to the application of the August 1998 Tessco Proceeds and the October 1998 Code-Alarm Proceeds to prepay Revolving Credit Advances (which application of the August 1998 Tessco Proceeds was consented to in writing by both the Agent and the Pegasus Funds prior to the application of such proceeds) notwithstanding the terms of Sections 1.3(b)(ii) and 1.3(c) of the Credit Agreement and (b) to the Borrower's incurrence of the TSI Settlement Obligations notwithstanding the provisions of Section 6.3 of the Credit Agreement.

                  4. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 through 3 shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt on or before October 31, 1998 of each of the following:

                  (a) an originally-executed counterpart of this Agreement executed by a duly authorized officer of the Borrower, each such other Credit Party, and each of the Requisite Lenders;
                  (b) originally-executed counterparts to a Reaffirmation of Guaranties duly executed by the Pegasus Funds in substantially the form attached hereto;



                                      10-

                  (c) evidence that each Term A Note and Term C Note in effect as of the date hereof has been respectively substituted and amended by the execution and delivery by the Borrower of a Term A Note in the form of Exhibit B attached hereto and a Term C Note, in the form of Exhibit D attached hereto, in each case dated as of the date hereof; and

                  (d) an originally-executed fee letter, in form and substance acceptable to the Agent, providing for the payment of an amendment fee to GE Capital.

                  5. Representations and Warranties. (a) Each of the Borrower and the other Credit Parties hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower and such other Credit Party enforceable against the Borrower and each other Credit Party in accordance with its terms.

                  (b) Each of the Borrower and the other Credit Parties hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its articles of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and (except as provided in this Agreement) do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, any other Credit Party, Parent or any Subsidiary of the Borrower or any other Credit Party is bound.

                  (c) The Borrower hereby represents and warrants that, as of the date hereof, (i) no Default or Event of Default (other than the Covenant Defaults and the Tessco Liquidation Default) has occurred and is continuing or will have occurred and be continuing, and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct.

                  6. Reference to and Effect on Credit Agreement. The Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as is expressly set forth in Paragraph 1 of this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. The Borrower, each other Credit Party, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement. Without limiting the foregoing, the Borrower confirms its understanding that


                                      11-
all Overadvances heretofore and hereafter made by the Agent to or for the benefit of the Borrower are discretionary in nature, and are payable on demand, in each case as provided in Section 1.1(a)(iii) of the Credit Agreement. The Agent and the Lender hereby reserve all rights under the Credit Agreement to (a) refuse making any additional Overadvances, regardless of the amount requested and regardless of the circumstances, and (b) to demand immediate repayment of any outstanding Overadvances whether now or hereafter outstanding and regardless of whether or not there shall then exist any Default or Event of Default. The Borrower further confirms its understanding that nothing in this Agreement constitutes GE Capital's waiver of the applicability of the antidilution provisions of the GECC Warrants with respect to the Borrower's granting to TSI of the TSI Option.

                  7. Reaffirmation. Each of the Borrower and the other Credit Parties hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Borrower's or the other Credit Parties' obligations under the Loan Documents with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

                  8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).

                  9. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

                  10. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * * *









                                      12-

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                       CODE-ALARM, INC.



                                       By:
                                          ------------------------------------
                                          Name:   Craig S. Camalo
                                               -------------------------------
                                          Title:   Vice President
                                                ------------------------------


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent for
                                       the Lenders and Agent For
                                       the Term Lenders, and as
                                       Lender and Term Lender



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:   Duly Authorized Signatory
                                                ------------------------------


                                       TESSCO GROUP, INC.



                                       By:
                                          ------------------------------------
                                          Name:   Craig S. Camalo
                                               -------------------------------
                                          Title:   Secretary
                                                ------------------------------


                                       CHAPMAN SECURITY SYSTEMS, INC.



                                       By:
                                          ------------------------------------
                                          Name:   Craig S. Camalo
                                               -------------------------------
                                          Title:   Secretary
                                                ------------------------------




                                      13-

                                       INTERCEPT SYSTEMS, INC.


                                       By:
                                          ------------------------------------
                                          Name:   Craig S. Camalo
                                               -------------------------------
                                          Title:   Secretary
                                                ------------------------------


                                       ANES, INC.


                                       By:
                                          ------------------------------------
                                          Name:   Craig S. Camalo
                                               -------------------------------
                                          Title:   Secretary
                                                ------------------------------
























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


                           REAFFIRMATION OF GUARANTIES
                           ---------------------------

                  Reference is hereby made to (i) that certain Limited Supplemental Guaranty dated as of October 24, 1997 (the "Supplemental Guaranty") among Pegasus Partners, L.P., a Delaware limited partnership, and Pegasus Related Partners, L.P., a Delaware limited partnership (collectively, the "Guarantors"), and General Electric Capital Corporation, a New York corporation, individually and as agent (the "Agent"), (ii) that certain Limited Litigation Guaranty dated as of October 24, 1997 (the "Litigation Guaranty") among the Guarantors and the Agent, (iii) that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), certain other "Credit Parties" referred to and as defined therein (the "Credit Parties"), certain "Lenders" from time to time party thereto (the "Lenders"), and the Agent, and
(iv) that certain Amendment No. 4, Waiver No. 7 and Consent No. 2 to Credit Agreement and Other Loan Documents of even date herewith (the "Amendment") among the Borrower, the Credit Parties, the Lenders and the Agent.

                  Each Guarantor hereby (a) acknowledges having received and reviewed a copy of the Amendment and hereby consents to its terms and provisions and (b) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Supplemental Guaranty and the Litigation Guaranty.

                  IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 1st day of October, 1998.


PEGASUS PARTNERS, L.P.              PEGASUS RELATED PARTNERS, L.P.
By: PEGASUS INVESTORS, L.P.,        By: PEGASUS INVESTORS, L.P.,
    as Managing General Partner         as Managing General Partner
By: PEGASUS INVESTORS GP, INC.,     By: PEGASUS INVESTORS GP, INC.,
    as General Partner                  as General Partner



By:                                 By:
   ------------------------------      ------------------------------
      Name:  Richard Cion                 Name:   Richard Cion
           ----------------------              ----------------------
      Title:   Vice President             Title:   Vice President
            ---------------------               ---------------------










                                      15-

                                    EXHIBIT A
                                    ---------

                                    EXHIBIT 1
                                       TO
                                     ANNEX E
                                       TO
                                CREDIT AGREEMENT

                      FORM OF DAILY CASH PROJECTIONS REPORT
                      -------------------------------------

                                    Attached
































                                      16-

                                    EXHIBIT B
                                    ---------

                             ANNEX G (SECTION 6.10)
                                       TO
                                CREDIT AGREEMENT
                                ----------------

                               FINANCIAL COVENANTS
                               -------------------

                  Borrower shall not breach or fail to comply with the following financial covenants, which shall be calculated in accordance with GAAP consistently applied:

         (a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during any of its Fiscal Years of more than (i) the amount set forth below opposite such Fiscal Year plus
(ii) in the case of Fiscal Year 1998 and each Fiscal Year thereafter, 50% (but not to exceed $250,000) of the unused portion of the maximum amount of Capital Expenditures permitted hereunder for the then immediately preceding Fiscal Year (and without giving effect to any additional amounts permitted during such preceding Fiscal Year because of this clause (ii)):

           Fiscal Year                                 Maximum Amount
           ----------------------------------------------------------
           1997                                        $1,000,000
           1998                                        $1,300,000
           1999 and each Fiscal
           Year thereafter                             $1,000,000.

         (b) Minimum EBITDA. Borrower and its Subsidiaries on a consolidated basis shall have, for each of the following periods (each, a "Minimum EBITDA Period"), EBITDA for such Minimum EBITDA Period of not less than the corresponding amount set forth below opposite such Minimum EBITDA Period:

         Minimum EBITDA Period                                Amount

         September 1, 1998 through November 30, 1998          $120,000
         December 1, 1998 through February 28, 1999           $365,000
         March 1, 1999 through May 31, 1999                   $835,000
         June 1, 1999 through August 31, 1999                 $1,180,000
         Each three calendar month period thereafter          $1,250,000

                  Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied as in effect on the Closing Date (and without giving effect to any changes in GAAP except to the extent agreed to in writing by Borrowers and the



                                      17-

Requisite Lenders). That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

                                    EXHIBIT C
                                    ---------

                                 EXHIBIT 1.1(B)
                                       TO
                                CREDIT AGREEMENT
                                ----------------


                   FORM OF SUBSTITUTED AND AMENDED TERM A NOTE
                   -------------------------------------------

                                                               Chicago, Illinois
$1,500,000        October 1, 1998


                  FOR VALUE RECEIVED, the undersigned, CODE-ALARM, INC., a Michigan corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($1,500,000). All capitalized terms used but not otherwise defined herein have the meanings given to them in the "Credit Agreement" (as hereinafter defined) or in Annex A thereto.

                  This Substituted and Amended Term A Note (the "Term A Note") is one of the Term A Notes issued pursuant to that certain Credit Agreement dated as of October 24, 1997 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), evidences the Lender's Term Loan A, and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the Loan Documents other than Litigation Collateral Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which such Term Loan A is made and is to be repaid. The principal balance of such Term Loan A, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Term A Note.





                                      18-

                  Borrower shall pay the principal amount of the Term Loan A evidenced hereby in accordance with the provisions set forth in Section 1.1(b)(ii) of the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.
                  If any payment on this Term A Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (except as otherwise provided in the Credit Agreement) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of any Event of Default, this Term A Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  This Term A Note (i) re-evidences all the indebtedness outstanding under the Term A Note dated October 24, 1997 (the "Original Note"),
(ii) is given in substitution of, and not as payment of, such Original Note and
(iii) is in no way intended to constitute a novation of such Original Note.

                  Time is of the essence of this Term A Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  Except as provided in the Credit Agreement, this Term A Note may not be assigned by Lender to any Person.

                  THIS TERM A NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.



                                        CODE-ALARM, INC.


                                        By:
                                           ---------------------------
                                        Name:
                                             --------------------
                                        Title:
                                              ---------------------







                                       19-

                                    EXHIBIT D
                                    ---------

                                 EXHIBIT 4.1(b)
                                       TO
                                CREDIT AGREEMENT
                                ----------------


                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------


                  Reference is made to that certain Credit Agreement dated as of October 24, 1997 by and among Code-Alarm, Inc. ("Borrower"), the other Persons signatory thereto as Credit Parties, General Electric Capital Corporation ("Agent") and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

                  The undersigned certifies that (a) all of the foregoing information regarding Eligible Accounts is true and correct on the date hereof and relates solely to Eligible Accounts within the meaning given such term in the Credit Agreement, and (b) all of the foregoing information regarding Eligible Inventory is true and correct on the date hereof and relates solely to Eligible Inventory within the meaning given such term in the Credit Agreement.























                                      20-

Company Name:     Code-Alarm, Inc.          Date:
                                                 -----------------
     B.B.C.#
            --------

1.  Period end accounts receivable as of :
                                          ----------------------

2.  Ineligible Accounts as of :
                               ------------------------

         Accounts from sales/services not in ordinary course
                  (as defined in Section 1.6(a))                       $
                                                                        --------------
         Contingent or judicially unenforceable accounts
                  (as defined in Section 1.6(b))                       $
                                                                        --------------
         Defense, counterclaim, setoff or dispute applies
                  (as defined in Section 1.6(c))                       $
                                                                        --------------
         Invalid Account (as defined in Section 1.6(d))                $
                                                                        --------------
         Invoice not sent to Account Debtor
                  (as defined in Section 1.6(e))                       $
                                                                        --------------
         Accounts not owned (as defined in Section 1.6(f))             $
                                                                        --------------
         Intercompany accounts
                  (as defined in Section 1.6(g))                       $
                                                                        --------------
         United States government Account
                  (as defined in Section 1.6(h))                       $
                                                                        --------------
        Foreign accounts (as defined in Section 1.6(i))                $
                                                                        --------------
        Contra accounts (as defined in Section 1.6(j))                 $
                                                                        --------------
        Consignment (as defined in Section 1.6(k))                     $
                                                                        --------------
        Accounts in default (as defined in Section 1.6(l))             $
                                                                        --------------
        50% Cross aging exclusion
                  (as defined in Section 1.6(m))                $
                                                                 --------------
        Accounts exceeding 10% of all Eligible Accounts
                  (excluding entities named in Section 1.6(n))         $
                                                                        --------------
        Restricted Accounts (as defined in Section 1.6(o))             $
                                                                        --------------
        Representations and Warranties untrue
                  (as defined in Section 1.6(p))                       $
                                                                        --------------
        Evidenced by judgment, Instrument, or Chattel Paper
                  (as defined in Section 1.6(q))                       $
                                                                        --------------
        Payable in currency other than Dollars
                  (as defined in Section 1.6(r))                       $
                                                                        --------------
        Payment conditional on delivery
                  (as defined in Section 1.6(s))                       $
                                                                        --------------
        Warranty (as defined in Section 1.6(t))                        $
                                                                        --------------
        Other (as specified in Section 1.6 or otherwise):
                                                                       $
               -------------------------------------------              --------------

      TOTAL INELIGIBLES
        $
         --------------



                                      21-

3.  Eligible Accounts (Line 1 minus Line 2)
        $
         --------------

4.  Eligible Accounts advance rate                                           85%

5.  Eligible Accounts availability (Line 3 multiplied by Line 4)
        $
         --------------
--------------------------------------------------------------------------------

------------

6.  Inventory as of :--------------------                              $
                                                                        --------------

7.  Ineligible Inventory as of :
                                 --------------------

         Not owned by Borrower/Tessco
                  (as defined in Section 1.7(a))                       $
                                                                        --------------
         On premises not owned/operated by Borrower/Tessco
                  (as defined in Section 1.7(b))                       $
                                                                        --------------
         Locations less than $100,000
                  (as defined in Section 1.7(b))                       $
                                                                        --------------
         Inventory on Consignment or In Transit
                  (as defined in Section 1.7(c))                       $
                                                                        --------------
         Negotiable titles (as defined in Section 1.7(d))              $
                                                                        --------------
         Excess Inventory Reserve
                  (as defined in Section 1.7(e))                       $
                                                                        --------------
         Work-in-process (as defined in Section 1.7(f))                $
                                                                        --------------
         Low Value items (as defined in Section 1.7(f))                $
                                                                        --------------
         Returned goods (as defined in Section 1.7(g))                 $
                                                                        --------------
         Not held for sale in ordinary course of business
                  (as defined in Section 1.7(h))                       $
                                                                        --------------
         Restricted (as defined in Section 1.7(i))                     $
                                                                        --------------
         Representations and Warranties untrue
                  (as defined in Section 1.7(j))                       $
                                                                        --------------
         "Freight-in" costs or charges
                  (as defined in Section 1.7(k))                       $
                                                                        --------------
         Hazardous Materials or licensed sales
                  (as defined in Section 1.7(l))                       $
                                                                        --------------
         Unacceptably insured
                  (as defined in Section 1.7(m))                $
                                                                 --------------
         Components not tracked
                  (as defined in Section 1.7(n))                       $
                                                                        --------------
         Valuation Reserve (as defined in Section 1.7(o))              $
                                                                        --------------
         Other (as specified in Section 1.7 or otherwise):
                                                                       $
               ------------------------------------------               --------------






                                      22-

    TOTAL INELIGIBLES
        $
         --------------

8.  Eligible Inventory (Line 6 minus Line 7)
        $
         --------------

9.  Eligible Inventory advance rate                                          25%

10. Eligible Inventory availability (Line 8 multiplied by Line 9)
        $
         --------------
--------------------------------------------------------------------------------

11. (a) Harris Cash Collateral                                   $
                                                                  --------------

    (b) Supplemental Amount                                      $4,000,000
------------------------------------------------------------------------------

12. Reserves against availability (including any required Rent Reserve and reserve for Harris indemnities and any additional reserve required against the Harris Cash Collateral)

        $
         --------------

13. [Intentionally Omitted]
--------------------------------------------------------------------------------

14. Borrowing Availability (the lesser of (i) the total of lines 5, 10, 11(a) and 11 (b) minus line 12, or (ii) the Maximum Amount of $12,000,000)
$
 --------------

15.  Revolving Credit Loan Balance
$
 --------------
16.  Letter of Credit Obligations
$
 --------------

17.  Net Borrowing Availability (Line 14 minus the total of Lines 15 and 16)
$
 --------------




                                      23-

                                      24-

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Borrowing Base Certificate as of the date first set forth above.

                                         CODE-ALARM, INC.

                                         By:
                                            ------------------------------------

                                         Title:
                                               ---------------------------------

























                                      25-

                                    EXHIBIT E
                                    ---------


                                    EXHIBIT A
                                       TO
                    LITIGATION L/C AND TERM LOAN C AGREEMENT
                    ----------------------------------------


                   FORM OF SUBSTITUTED AND AMENDED TERM C NOTE
                   -------------------------------------------

                                                               Chicago, Illinois
$10,000,000       October 1, 1998


                  FOR VALUE RECEIVED, the undersigned, CODE-ALARM, INC., a Michigan corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TEN MILLION DOLLARS AND NO CENTS ($10,000,000). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

                  This Amended and Supplemented Term C Note (the "Term C Note") is one of the Term C Notes issued pursuant to that certain Litigation L/C and Term Loan C Agreement dated as of October 24, 1997 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), evidences Lender's Term Loan C, and is entitled to the benefit and security of the Credit Agreement and the Litigation Collateral Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which such Term Loan C is made and is to be repaid. The principal balance of such Term Loan C, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Term C Note.











                                      26-

                  Borrower shall pay the aggregate principal amount of the Term Loan C in accordance with the provisions set forth in Section 1.1(f) of the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

                  If any payment on this Term C Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (except as otherwise provided in the Credit Agreement) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of any Event of Default, this Term Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  This Term C Note (i) re-evidences all the indebtedness outstanding under the Term C Note dated October 24, 1997 (as heretofore amended, the "Original Note"), (ii) is given in substitution of, and not as payment of, such Original Note and (iii) is in no way intended to constitute a novation of such Original Note.

                  Time is of the essence of this Term C Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  Except as provided in the Credit Agreement, this Term C Note may not be assigned by Lender to any Person.

         THIS TERM C NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.



                                        CODE-ALARM, INC.


                                        By:
                                           ---------------------------
                                        Name:
                                             --------------------
                                        Title:
                                              ---------------------



                                      27-

                                      28-